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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: March 1, 2000




                                SOCHRYS.COM INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             Nevada                   0-28423                  Applied For
         ---------------            --------------          ----------------
         Jurisdiction of            Commission File           I.R.S. Employer
         Incorporation                  Number                Identification
                                                                 Number

              Route de Jussy 29, CH 1226 Thonex-Geneva, Switzerland
             -------------------------------------------------------
                    (Address of principal executive offices)


                  Registrant's telephone number:      41-22-869-2070


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 1, 2000, the Company dismissed Crouch, Bierwolf and Chisholm ("CBC") as its certifying accountant and on March 1, 2000, the Company retained KPMG LLP ("KPMG") as its certifying accountant. CBC's reports on the Company's financial statements for the three months ended March 31, 1999 and the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

         The decision to engage KPMG as set forth above and to dismiss CBC was approved by the Board of Directors of the Company.

         In connection with the audits of the financial statements of the Company for the three months ended March 31, 1999 and the fiscal years ended December 31, 1998 and 1997 and during the period commencing April 1, 1999 through February 29, 2000, there were no disagreements with CBC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CBC, would have caused them to make reference to the subject matter of the disagreement in connection with its report.


         On March 1, 2000, the Company's subsidiary, Graph-O-Logic S.A. (The "Subsidiary S.A. #1"), dismissed Fiduciaire Bujard ("FB") as its certifying accountant and on March 1, 2000, the Subsidiary S.A. #1 retained KPMG LLP ("KPMG") as its certifying accountant. FB's reports on the Subsidiary's S.A. #1 financial statements for the fiscal years ended December 31, 1998, 1997 and 1996 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

         The decision to engage KPMG as set forth above and to dismiss FB was approved by the Board of Directors of the Subsidiary S.A. #1.

         In connection with the audits of the financial statements of the Subsidiary S.A. #1 for the fiscal years ended December 31, 1998, 1997 and 1996, and during the period commencing January 1, 1999 through February 29, 2000, there were no disagreements with FB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of FB, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

         On March 1, 2000, the Company's subsidiary, Sochrys Technologies S.A. (The "Subsidiary S.A. #2"), dismissed Fiduciaire Bujard ("FB") as its certifying accountant and on March 1, 2000,

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the Subsidiary S.A. #2 retained KPMG LLP ("KPMG") as its certifying accountant.
Although FB had been appointed the certifying accountant for the Subsidiary S.A. #2, no reports have been prepared to date as Subsidiary S.A. #2 was incorporated August 23, 1999.

         The decision to engage KPMG as set forth above and to dismiss FB was approved by the Board of Directors of the Subsidiary S.A. #2.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b) None

(c) Exhibits.

         16.      Letter from CBC on change in certifying accountant.

                  Letter from FB on change in certifying accountant.




                                   SIGNATURES
                                  ------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SOCHRYS.COM INC


                                             By: /s/ Jean Pierre Hofman
                                                 -----------------------
                                                 Jean Pierre Hofman
                                                 Chief Executive Officer


Dated: March 1, 2000

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